Exhibit 99.2
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TRESTLE HOLDINGS, INC.

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UNIT PURCHASE AGREEMENT

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UP TO 2,600,000 UNITS

OF
COMMON STOCK

Dated as of December 23, 2004

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TABLE OF CONTENTS

Page

1.    AUTHORIZATION OF SECURITIES

2.    SALE AND PURCHASE OF STOCK

3.    SUBSCRIPTION; CLOSING; DELIVERIES

3.1    Subscription

3.2    Closing

3.3    Deliveries by the Company and Investor

3.4    General Closing Procedures

3.5    Conditions of Company’s Obligations

4.    RESTRICTIONS ON TRANSFER OF SECURITIES AND REGISTRATION RIGHTS.

4.1    Restrictions on Transfer

4.2    Removal of Transfer Restrictions

4.3    Registration Rights.

5.    REPRESENTATIONS AND WARRANTIES BY THE COMPANY

5.1    Organization, Standing, etc

5.2    Corporate Acts and Proceedings

5.3    Binding Obligations

5.4    Capitalization

5.5    Securities

5.6    Consent; No Violation

5.7    Investment Company6

5.8    Disclosure6

6.    INVESTOR REPRESENTATIONS AND WARRANTIES

7.    INDEMNIFICATION

7.1    Indemnification by the Company

7.2    Indemnification by the Investor

7.3    Procedure

8.    ADDITIONAL DEFINITIONS

9.    MISCELLANEOUS

9.1    Waivers and Amendments

9.2    Notices

9.3    Severability

9.4    Choice of Law

9.5    Expenses

9.6    Commissions; Finder’s Fees

9.7    Counterparts

9.8    Headings; Interpretation

TABLE OF CONTENTS(continued)Page

LIST OF EXHIBITS

Exhibit A    Form of Warrant

Exhibit B    Company’s Wiring Instructions

LIST OF APPENDICES

Appendix I    Accredited Investor Questionnaire

Appendix II    Registration Statement Questionnaire

Appendix III    Investor’s Officer’s Certificate

TABLE OF CONTENTS(continued)Page

TRESTLE HOLDINGS, INC.

UNIT PURCHASE AGREEMENT

This Unit Purchase Agreement (this “Agreement”) is made and entered into as of December 20, 2004, by and among Trestle Holdings, Inc., a Delaware corporation with principal offices located at 199 Technology Drive, Suite 105, Irvine, California 92618 (the “Company”), and the undersigned investor (the “Investor”).
A.    The Company desires to sell to the Investor Units (defined below), and the Investor desires to purchase that number of Units set forth on the signature page hereof upon the terms and conditions hereinafter set forth at a purchase price of $1.75 per Unit, with each “Unit” being defined as and consisting of: (a) one share (a “Share”) of Common Stock of the Company, par value $.001 per share (the “Common Stock”), and (b) a warrant (“Warrant”) to purchase three-fourths share of Common Stock (each right to purchase a full share of Common Stock, a “Warrant Share”) at an exercise price of $1.75 per Warrant Share, which is exercisable for a period of three years from issuance. Warrants may only be exercised in combinations resulting in the issuance of whole shares; no fractional shares will be issued. The form of Warrant is attached hereto as Exhibit A.
B.    The Company is offering up to 2,600,000 Units, for an aggregate offering of up to $4,550,000, with no minimum amount of Units required to be sold by the Company.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.  AUTHORIZATION OF SECURITIES

. On or before the Closing Date (as defined in Section 3), the Company will have authorized the issuance and sale of up to 2,600,000 Shares of Common Stock and up to 1,950,000 Warrants, and the underlying Warrant Shares, at a price of $1.75 per Unit. The Shares so authorized for sale shall be issued and sold pursuant to this Agreement and other common stock purchase agreements (the “Other Purchase Agreements”) between the other investor signatories thereto, if any, and the Company. The Other Purchase Agreements will be identical to this Agreement (except that the respective amounts of shares of Common Stock to be purchased will vary as specified on the signature page of each such agreement). The Warrants so authorized for sale shall be issued and sold pursuant to the form of Warrant attached as Exhibit A to this Agreement and other warrants (the “Other Warrant Agreements”) between the other investor signatories thereto, if any, and the Company. The Other Warrant Agreements will be identical to the form of Warrant attached as Exhibit A to this Agreement (except that the respective amounts of Warrant Shares will vary as specified on the first page of each such agreement). The sale to each Investor of Units is to be a separate sale.

2.  SALE AND PURCHASE OF STOCK

. Upon the terms and subject to the conditions herein contained, the Company will issue and sell to the Investor, and the Investor will purchase from the Company, at the Closing (as defined in Section 3) on the Closing Date, the number of Units specified on the signature page attached hereto and will pay the Company the amount (the “Purchase Price”) specified on the signature page attached hereto at a price per Unit of $1.75. As of the date hereof, Investor is delivering to the Company a fully executed copy of this Agreement, the Warrant in the form attached hereto as Exhibit A, the Accredited Investor Questionnaire in the form attached hereto as Appendix I, and the Registration Statement Questionnaire in the form attached hereto as Appendix II.

3.  SUBSCRIPTION; CLOSING; DELIVERIES

3.1  Subscription

. The period for the subscription for the purchase of Units under this Agreement and the Other Purchase Agreements will begin as of December 1, 2004 and will terminate at 11:50 p.m. Pacific time on January 31, 2005, unless extended by the Company for an additional period not to exceed 60 days (the “Termination Date”). The Units are being offered on a “best efforts, no minimum” basis.

3.2  Closing

. The closing of the sale and purchase of the Units (the “Closing”) will occur at the offices of Kaye Scholer LLP, 1999 Avenue of the Stars, Suite 1700, Los Angeles, California 90067, at 10:00 A.M., California time, on the date specified by the Company and of which the Investor shall be notified by facsimile, electronic mail or otherwise, or at such other time or day, as the parties hereto may agree (the “Closing Date”).

3.3  Deliveries by the Company and Investor

. At the Closing, the Company shall deliver, or cause to be delivered, to the Investor a stock certificate evidencing the shares of Common Stock and the Warrants being purchased by it, each of which will be registered in the Investor’s name as stated on the signature page attached hereto, against delivery to the Company of payment by wire transfer or transfers in accordance with the instructions on Exhibit B in an amount equal to the Purchase Price of such Units. The Investor shall make payment by wire transfer to the Company on the Closing Date.

3.4  General Closing Procedures

. Subject to fulfillment or waiver of the conditions to closing set forth in Section 3.6, the Investor acknowledges and agrees that, except as provided by this Agreement, the subscription for Units may not be revoked by the Investor once this Agreement and the Warrant is signed by the Investor and delivered by fax, or by any other means to the Company. The Investor further acknowledges and agrees that a legally binding agreement between the Investor and the Company shall occur only after this Agreement and the Warrant is executed and delivered by the Company and the Company has the right, in its sole discretion, to accept or reject the Investor’s subscription in whole or in part. In the case of rejection, the Company will promptly return any rejected payments and (if rejected in whole) copies of all executed subscription documents (including this Agreement and the Warrant) to the Investor.

3.5  Conditions of Company’s Obligations

. The Company’s obligation to issue and sell the Units to the Investor on the Closing Date is subject to: (i) the receipt and acceptance by the Company of a fully executed copy of this Agreement, the Accredited Investor Questionnaire in the form attached hereto as Appendix I, and the Registration Statement Questionnaire in the form attached hereto as Appendix II; (ii) the representations and warranties of the Investor in this Agreement, the Accredited Investor Questionnaire and the Registration Statement Questionnaire shall be true and correct in all material respects as of the date hereof and as of the Closing Date; and (iii) receipt of the Investor’s Purchase Price.

3.6     Conditions of the Investor’s Obligations. The Investor’s obligation to purchase the Units and deliver the Purchase Price to the Company is subject to: (i) the receipt and acceptance of a fully executed copy of this Agreement and the Warrant; or (ii) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and an officer’s certificate in form and substance acceptable to the Investor to that effect.

4.  RESTRICTIONS ON TRANSFER OF SECURITIES AND REGISTRATION RIGHTS.

4.1  Restrictions on Transfer

(a)  The Investor understands and agrees that the Units to be acquired by it (including, individually, each of the Shares, the Warrants and the Warrant Shares) have not, as of the date hereof, been registered under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, the Units (including, individually, each of the Shares, the Warrants and the Warrant Shares) will not be transferable except in accordance with this Agreement and as may be permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. The Investor acknowledges that it must bear the economic risk of its investment in the Units for an indefinite period of time since none of the underlying shares of Common Stock, the Warrants and the Warrant Shares have been registered under the Securities Act and therefore none of them can be sold unless they are subsequently registered or an exemption from registration is available.

(b)  The Investor agrees with the Company that:

(i)  Subject to Section 4.2, the stock certificates evidencing the Shares it has agreed to purchase, the Warrant Shares, when and if issued, and each stock certificate issued in transfer thereof, will bear the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR WITH ANY SECURITIES COMMISSION UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES OR THE ISSUER RECEIVES AN OPINION OF COUNSEL STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.”

(ii)  The stock certificates representing such Shares and Warrant Shares and each stock certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

(iii)  Absent an effective registration statement under the Securities Act covering any proposed disposition of Units or any part thereof, it will not offer for sale, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of its Units (including, individually, each of the Shares, the Warrants and the Warrant Shares) without first providing the Company with an opinion of counsel to the effect that such offer, sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities or blue sky laws, except that no such registration or opinion will be required with respect to: (A) a transfer not involving a change in beneficial ownership, (B) the distribution of any of the Shares, the Warrants and the Warrant Shares by such Investor to any of its partners or retired partners or to the estate of any of its partners or retired partners, members, officers and directors or (C) a sale to be effected in accordance with Rule 144 under the Securities Act (or any comparable exemption).

(iv)  It consents to the Company’s making a notation on its records or giving instructions to any transfer agent of the Shares and Warrant Shares in order to implement the restrictions on transfer of the Shares and Warrant Shares contemplated by this Section 4.1.

(v)  The Shares and Warrant Shares are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing the Shares or the Warrant Shares is accompanied by a separate officer’s certificate in the form of Appendix III, executed by an officer of the Investor.

(vi)  Until such time as one or more of the requirements set forth in Section 4.2 have been satisfied, the Shares and Warrant Shares shall be restricted securities under the Securities Act and may be transferable only in accordance with this Agreement or the requirements of the Securities Act or any other applicable federal or state law, rule or regulation.

4.2  Removal of Transfer Restrictions

. The Company shall remove any legend endorsed on a stock certificate evidencing Shares, Warrants and Warrant Shares pursuant to Section 4.1(b)(i), and any stop transfer instructions and record notations with respect to such Shares, Warrants and Warrant Shares and issue a certificate without such legend to the holder of such Shares, Warrants and Warrant Shares: (A) if such Shares, Warrants and Warrant Shares are transferred in a transaction registered under the Securities Act, (B) if such Shares, Warrants and Warrant Shares are sold under Rule 144(k) under the Securities Act or (C) if such holder provides the Company with an opinion of counsel to the effect that a sale or transfer of such Shares, Warrants and Warrant Shares may be made without registration under the Securities Act and are not restricted following such sale or transfer.

4.3  Registration Rights.

(a)  The Company represents and warrants that it has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, file number 333-119996, on Form SB-2 (the “Registration Statement”), and that the Registration Statement has not yet been declared effective and that the resale by the Investor of the Shares and Warrant Shares (collectively the “Registrable Securities”) can be included in the Registration Statement by pre-effective amendment. The Company shall by January 31, 2005, and prior to requesting that the Commission declare the Registration Statement effective, file with the Commission a pre-effective amendment to the Registration Statement to include the resale of all of the Investor’s Registrable Securities. The Company further covenants and agrees that it shall afford the Registrable Securities substantially the same registration rights as are afforded to such other securities as are included in the Registration Statement. Prior to the effective date of the Registration Statement, the Company covenants that it will not file any registration statement with the Commission with respect to any securities of the Company. If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement, or for any other reason any outstanding Registrable Securities are not then covered by an effective Registration Statement, then the Company shall prepare and file within 10 days of the effectiveness of the Registration Statement, an additional registration statement covering the resale of all Registrable Securities not already covered by an existing and effective registration statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form SB-2 or on another appropriate form for such purpose.

(b)  Upon receipt of notification by the Commission that any registration statement filed pursuant to this Section 4.3 is no longer subject to Commission review, the Company shall request that such registration statement be declared effective by the Commission at 5:00 p.m. (New York time) no later than the fifth business day following receipt of such notice from the Commission.

(c)  By no later than 8:30 a.m. (New York time) on the third business day following the date on which a registration statement filed pursuant to this Section 4.3 is declared effective by the Commission, the Company shall simultaneously deliver to each Investor a copy of the prospectus contained in such registration statement. The Company may fulfill its delivery obligations under this Section 4.3(c) by electronic delivery of such prospectus.

5.  REPRESENTATIONS AND WARRANTIES BY THE COMPANY

. In order to induce the Investor to enter into this Agreement and to purchase the Units, the Company covenants with, and represents and warrants to, the Investor as follows:

5.1  Organization, Standing, etc

. The Company and each of its Subsidiaries (as defined in Section 9) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to carry on its business, as conducted, to own and hold its properties and assets.

5.2  Corporate Acts and Proceedings

. All corporate acts and proceedings required for the authorization, execution and delivery of this Agreement, the offer, issuance and delivery of the Units to be sold by the Company and the performance of this Agreement and the Warrant have been duly and validly taken or will have been so taken prior to the Closing.

5.3  Binding Obligations

. This Agreement constitutes legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

5.4  Capitalization

. The authorized capital stock of the Company was as set forth in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 which was filed with the Commission on November 15, 2004 and as of December 22, 2004, the issued and outstanding capital stock of the Company consisted of 5,301,266 shares of Common Stock.

5.5  Securities

. The Units to be sold by the Company (and the Warrant Shares upon issuance), when issued by the Company and paid for pursuant to the terms of this Agreement, will be validly issued, fully paid and non-assessable and will be free and clear of all Liens (as defined in Section 9) and restrictions, other than restrictions on transfer imposed by (a) Sections 4.1 and 4.2, (b) applicable state securities laws, and (c) the Securities Act.

5.6  Consent; No Violation

. The execution, delivery and performance by the Company of this Agreement and the Warrant: (a) will not require from the Company’s Board of Directors (the “Board”) or stockholders any consent or approval that has not been obtained, (b) will not require any authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, except such as will have been obtained prior to the Closing, (c) will not cause the Company to violate or contravene (i) any provision of law, (ii) any rule or regulation of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award or (iv) any provision of the Certificate of Incorporation or Bylaws of the Company, (d) will not violate or be in conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or instrument, commitment or arrangement to which the Company is a party or by which the Company or any of its properties, assets or rights is bound or affected and (e) will not result in the creation or imposition of any Lien; except where any of the foregoing would not have, alone or in the aggregate, a material adverse effect on the business, financial condition, operations or assets of the Company.

5.7    Investment Company. The Company is not, and is not an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

5.8    Disclosure. The Company confirms that neither it, nor to its knowledge, any other person acting on its behalf has provided the Investor with any information that the Company believes constitutes material, non-public information, except for such information as will be included within the press release described in Section 9.9 hereof. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.
6.  INVESTOR REPRESENTATIONS AND WARRANTIES

. The Investor represents and warrants that:

(a)  It has the right, power, authority and capacity to execute and deliver this Agreement, the Warrant and each other document contemplated by this Agreement. The Investor, if executing this Agreement and the Warrant in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement, the Warrant and each other document contemplated hereby for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation, limited liability company or other entity for whom or which the Investor is executing this Agreement. The Investor, if an individual, has reached the age of majority according to the laws of the state in which he or she resides.

(b)  The execution, delivery and performance of this Agreement, the Warrant and each other document contemplated hereby by the Investor have been duly and validly authorized by all necessary action by the Investor, and no other action on the part of the Investor is required to authorize the execution, delivery and performance of this Agreement, the Warrant and each other document contemplated hereby. This Agreement, the Warrant and each other document contemplated hereby constitutes legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with its terms.

(c)  It is acquiring the Units for its own account for investment purposes and not with a view to, or in connection with, the distribution of all or any part thereof.

(d)  It is not aware of, and in no way relying on, any form of general solicitation or general advertising or the publication of any advertisement in connection with the offer and sale of the Units.

(e)  It has had access to and reviewed (i) the Confidential Private Placement Memorandum of the Company, dated as of December 1, 2004, (ii) the periodic and other reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) any other documents requested by it in connection with the execution of this Agreement and the Warrant.

(f)  It has, by reason of its business or financial experience or the business or financial experience of its professional advisers who are unaffiliated with and uncompensated by the Company, the ability to utilize the information made available to it in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto; and it is an “accredited investor” (as defined in Rule 501(a) promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act) by virtue of, among other things, the fact that it meets the investor qualification standards set forth on Appendix I.

(g)  It has had the opportunity to ask questions and receive answers from representatives of the Company regarding the terms and conditions of the Units and the finances, business and prospects of the Company as it deemed relevant, and all such questions have been answered and information provided to it and its professional advisers’ satisfaction.

(h)  It understands that the Units (including the Shares, the Warrants and the Warrant Shares) have not been registered under the Securities Act or registered or qualified under any applicable state securities or blue sky laws; that the offering and sale of the Units is intended to be exempt from registration under the Securities Act and from registration or qualification under applicable provisions of state securities or blue sky laws; and that, accordingly, the Units (including the Shares, the Warrants and the Warrant Shares) may not be offered for sale, sold, transferred, assigned, pledged, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities or blue sky laws or an exception from such registration is available.

(i)  It is a resident of the jurisdiction indicated in Appendix I.

(j)  It understands that the Company may use brokers, dealers, or finders to assist in identifying prospective investors. Subject to applicable law, we may pay fees or commissions for any such services which are not included in the “fees and expenses” caption above. Any such amounts will not exceed ten percent (10%) of the proceeds from the sale of the Securities for which such services were provided. The Company may also issue warrants to acquire shares of our common stock on the same terms as the Warrants. These warrants would not exceed ten percent (10%) of the amount of Securities sold for which such services were provided.

(k)  It understands that the Company may not sell Units to any other investor and the Company is not required to sell a minimum number of Units. If the Company is not able to raise sufficient funds from the sale of Units, it may not be able to implement its business plan which would materially impact the value of the Shares, the Warrants and the Warrant Shares.

7.  INDEMNIFICATION

7.1  Indemnification by the Company

. The Company agrees to indemnify, defend and hold the Investors and their officers, trustees, directors, partners, employees, consultants and agents (the “Investors’ Indemnitees”) harmless from and against any damages or third-party claims incurred or suffered by any of the Investors’ Indemnitees as a result of or arising out of or in connection with the Company’s breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement or in connection with liability arising out of any material misstatements or omissions in any registration statement filed by the Company (except as set forth in Section 7.2) and such indemnity shall survive the execution and delivery of this Agreement for a period of two years.

7.2  Indemnification by the Investor

. The Investor agrees to indemnify, defend and hold the Company and its officers, trustees, directors, partners, employees, consultants and agents (the “Company’s Indemnitees”) harmless from and against any damages or third-party claims incurred or suffered by any of the Company’s Indemnitees as a result of or arising out of or in connection with (a) such Investor’s failure to comply with the prospectus delivery requirements of the Securities Act or (b) any untrue statement of a material fact contained in any registration statement filed pursuant to section 4.3, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the registration statement (it being understood that the Investor has approved Appendix II hereto for this purpose). In no event shall the liability of any selling Investor under (a) or (b) above be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

7.3  Procedure

. The applicable indemnified persons hereunder will promptly notify the applicable indemnitor hereunder of any potential indemnification claim upon discovery of the facts supporting the potential claim. In any indemnification hereunder, the Company shall have the right to participate in any action brought against any indemnified person and to defend, manage and resolve the matter at the Company’s cost and with the indemnitees’ reasonable cooperation.

8.  ADDITIONAL DEFINITIONS

. Unless the context otherwise requires, the terms defined in this Section 9 have the meanings herein specified for all purposes of this Agreement.

“Affiliate” means any Person which directly or indirectly controls, is controlled by, or is under common control with, the indicated Person.
“Holder” of any Unit means the record or beneficial owner of such Unit. A Holder of Units will be treated as the Holder of the Restricted Units underlying the Units.
“Holders of a Requisite Majority of the Restricted Units” means the Person(s) who are the Holders at the time of determination of a majority or more of the Restricted Units.
“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by law.
“Person” includes any individual, corporation, trust, association, company, partnership, limited liability company, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.
“Restricted Unit” means (a) the Units (including the underlying shares of Common Stock, the Warrants and the Warrant Shares) and (b) any securities issued or issuable with respect to such Units by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that Units will only be treated as Restricted Units if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect to such Units are removed upon the consummation of such sale and the seller and purchaser of such Units receives an opinion of counsel reasonably satisfactory to the Company, which is in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Units in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction.
“Subsidiary” means any corporation, association or other business entity at least 50% of the outstanding equity of which entitled to vote in the election of directors (or the equivalent) is at the time owned or controlled directly or indirectly by the Company or by one or more of such subsidiary entities or both.
9.  MISCELLANEOUS

9.1  Waivers and Amendments

. With the written consent of the Holders of a Requisite Majority of the Restricted Units, the obligations of the Company and the rights of the Holders of Units under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by the Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders of Units and the Company; provided, however, that no such waiver or supplemental agreement may (a) affect any of the rights of any Holder of Units created by the Delaware General Corporation Law without compliance with all applicable provisions of the Delaware General Corporation Law or (b) reduce the aforesaid proportion of Restricted Units, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all the Restricted Units. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company will promptly give written notice thereof to the Holders of the Restricted Units who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof or thereof, may be amended, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 10.1. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, will be deemed to be a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

9.2  Notices

. All notices, requests, consents and other communications required or permitted hereunder will be in writing and will be delivered, or mailed first class postage prepaid, registered or certified mail:

(a)  if to any Investor or Holder of any of the Units, to its address shown on signature page hereto, or at such other address as such Investor or Holder may specify by written notice to the Company; and

(b)  if to the Company, at the Company’s address first above written or at such other address as the Company may specify by written notice to the Investor.

Each such notice, request, consent and other communication will be effective when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

9.3  Severability

. Should any one or more of the provisions of this Agreement be determined to be illegal, invalid or unenforceable, it is the intention of the parties hereto that all other provisions of this Agreement should be given effect separately from the provision or provisions determined to be illegal, invalid or unenforceable and should not be affected thereby.

9.4  Choice of Law

. It is the intention of the parties hereto that the internal substantive laws, and not the laws of conflicts, of Delaware should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto.

9.5  Expenses

. The Company and the Investor will each pay all expenses incurred by each such party in connection with the transactions contemplated hereby.

9.6  Commissions; Finder’s Fees

. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions or finder’s fees relative to this Agreement or to the transactions contemplated hereby based in any way on agreements or arrangements made or claimed to have been made by such party with any third party.

9.7  Counterparts

. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument.

9.8  Headings; Interpretation

. The headings of the Sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) “or” and “any” are not exclusive; (iii) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (iv) a reference to a person includes its permitted successors and assigns; (v) a reference in this Agreement to a Section, Exhibit or Appendix is to the Section, Exhibit or Appendix of this Agreement; and (vi) the neuter gender shall include the feminine and masculine. References to this Agreement shall include a reference to all Exhibits and Appendices hereto, as the same may be amended, modified, supplemented or replaced from time to time. References to any agreement, document or instrument shall mean a reference to such agreement, document or instrument as the same may be amended, modified, supplemented or replaced from time to time. The use of the word “including” in this Agreement to refer to specific examples shall be construed to mean “including, without limitation” or “including, but not limited to” and shall not be construed to mean that the examples given are an exclusive list of the topics covered. All accounting terms used in this Agreement should, except as otherwise provided for herein, be construed in accordance with generally accepted accounting principles.

9.9    Press Release and 8-K Filing. By 8:30 a.m. (New York City time) on the first business day following the Closing Date, the Company shall issue a press release reasonably acceptable to the Investor disclosing the transactions contemplated hereby and file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act), except to the extent such disclosure is required by law.

9.10    Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement or the Warrant are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or the Warrant. The decision of each Investor to purchase securities pursuant to this Agreement has been made by such Investor independently of any other Investor. Nothing contained herein or in this Agreement or the Warrant, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Warrant. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the securities or enforcing its rights under this Agreement or the Warrant. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or the Warrant, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with substantially the same unit purchase agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

23152257

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

TRESTLE HOLDINGS, INC. By:_________________________________ Name: Title:

[UNIT PURCHASE AGREEMENT SIGNATURE PAGE - COMPANY]

The foregoing Agreement is hereby accepted as of the date first above written.

________________________________

[Print Name of Investor]

By _____________________________

Name:

Its:

________________________________

Street Address

________________________________

City, State, Zip Code

________________________________

Telephone

________________________________

Facsimile

________________________________

Electronic mail address

________________________________

Tax ID Number

________________________________

Number of Units Subscribed for

$_______________________________

Purchase Price

[Please complete Appendix I and Appendix II]

[UNIT PURCHASE AGREEMENT SIGNATURE PAGE - INVESTOR]

Appendix I

Accredited Investor Questionnaire

TRESTLE HOLDINGS, INC.

ACCREDITED INVESTOR QUESTIONNAIRE

Trestle Holdings, Inc.
199 Technology Drive, Suite 105
Irvine, California 92618

Ladies and Gentlemen:

The following information is furnished to you in order for you to determine whether the undersigned (the “Investor”) will be a qualified purchaser of (a) one share (a “Share”) of Common Stock of the Company, par value $.001 per share (the “Common Stock”), and (b) a warrant (“Warrant”) to purchase three-fourths share of Common Stock (each right to purchase a full share of Common Stock, a “Warrant Share”) at an exercise price of $1.75 per Warrant Share of Trestle Holdings, Inc. (the “Issuer”), pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder (“Regulation D”). Capitalized terms used herein without definition shall have the meaning ascribed to them in the Unit Purchase Agreement, dated as of December 1, 2004 (the “Purchase Agreement”), by and between the Issuer and the Investor.
I understand that you will rely upon the following information for purposes of such determination and that the Units will not be registered under the Act in reliance upon the exemption from registration provided by Section 4(2) of the Act and Regulation D.
The undersigned understands that this Questionnaire is merely a request for information and is not an offer to sell or a solicitation of an offer to buy or a sale of the Units. The undersigned also understands that he or she may be required to furnish additional information.
Representations and Warranties of the Investor. The Investor hereby makes the following representations and warranties to the Issuer and agrees with the Issuer that:

(a)     Accredited Investor. The Investor is (check applicable box):

(i)	[ ]a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act acting in either an individual or fiduciary capacity.

(ii)	[ ]a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(iii)	[ ]an insurance company as defined in Section 2(a)(13) of the Act.

(iv)	[ ]an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act.

(v)	[ ]a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(vi)	[ ]a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

(vii)	[ ]an employee benefit plan (A) within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or (B) having total assets in excess of $5,000,000 or (C) if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(viii)	[ ]a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(ix)	[ ]an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(x)	[ ]any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

(xi)	[ ]an individual. (See paragraph 1(b) below.)

(xii)	[ ]an entity of which each equity or beneficial owner is an entity described in (1) - (10) under this paragraph 1(a) or is an individual who could check one (1) of the first three (3) boxes under paragraph 1(b).

__________
(Initial)

(b)	Individual Investors. If the Investor checked the box in paragraph 1(a)(11) for “an individual,” then the Investor (check all applicable boxes):

(xiii)	[ ]is a director or executive officer of the Company.

(xiv)	[ ]has an individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeding $1,000,000.

(xv)	[ ]had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(xvi)	[ ]none of the above.

__________
(Initial)

The undersigned represents that:

(a)	the information contained herein is complete and accurate and may be relied upon, and

(b)    it is a resident of the                         .

(c)	the undersigned will notify the Issuer immediately of any adverse change in any of such information occurring prior to the Closing (as defined in and pursuant to the Purchase Agreement).

IN WITNESS WHEREOF, the undersigned has initialed the foregoing statements and executed this Questionnaire this ______ day of _____________, 2004.

By: ____________________________________
Name:
Title:

Appendix I

Appendix II

Registration Statement Questionnaire

In connection with the preparation of the Registration Statement, please provide us with the following information:
Pursuant to the “Selling Stockholders” section of the Registration Statement, please state your organization’s name exactly as it should appear in the Registration Statement and provide the following information, as of __________________, 2004, as to your organization:
_________________________________ [name]
(1) Number of shares of Trestle Holdings, Inc. Common Stock owned prior to completion of the sale of shares included in Registration Statement	(2) Number of shares of Trestle Holdings, Inc. Common Stock which are being included in the Registration Statement	(3) Number of shares of Trestle Holdings, Inc. Common Stock, if any, which will be owned after completion of sale of shares included in Registration Statement

Has your organization had any position, office or other material relationship within the past three years with Trestle Holdings, Inc. or its affiliates?

___ Yes    ___ No

If yes, please indicate the nature of any such relationships below:

The undersigned represents that:

(a)	the information contained herein is complete and accurate and may be relied upon, and

(b)	the undersigned will notify the Issuer immediately of any adverse change in any of such information occurring prior to the Closing (as defined in and pursuant to that certain Unit Purchase Agreement, dated as of December 1, 2004, by and between the Issuer and the Investor).

IN WITNESS WHEREOF, the undersigned has initialed the foregoing statements and executed this Questionnaire this ______ day of _____________, 2004.

By: ____________________________________
Name:
Title:

Appendix II

Appendix III

Investor’s Officer’s Certificate

INVESTOR’S OFFICER’S CERTIFICATE

Trestle Holdings, Inc.
199 Technology Drive, Suite 105
Irvine, California 92618

Ladies and Gentlemen:

The undersigned, an officer of, or other person duly authorized by _______________________________ (the “Investor”) hereby certifies to Trestle Holdings, Inc. (the “Issuer”) that the Investor is the purchaser of the shares of common stock, $.001 par value per share (the “Common Stock”) of the Issuer as evidenced by the attached stock certificate(s). As such, the Investor sold such shares on ______________, 200_ in accordance with the registration statement number ____________________ and the requirement of delivering a current prospectus, and current annual and quarterly reports by the Company has been complied with in connection with such sale.
IN WITNESS WHEREOF, the undersigned has executed this Certificate this ______ day of _____________, 200__.

By: ____________________________________
Name:
Title: